                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                          Ohio State Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          Ohio State Bancshares, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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


                           OHIO STATE BANCSHARES, INC.
                               111 S. Main Street
                                Marion, OH 43302

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 April 20, 2000

TO THE SHAREHOLDERS OF OHIO STATE BANCSHARES, INC.:

     You are hereby notified that an Annual Meeting of the shareholders of Ohio State Bancshares, Inc. (the "Company") will be held on April 20, 2000 at 5:00 p.m. (local time), at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, for the purpose of considering and acting upon the following:

1. To elect four members of Class III (term to expire in 2003) to the Board of Directors.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed February 23, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                          By order of the Board of Directors



                                          Gary E. Pendleton, President



     YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.



     MARCH 31, 2000

                                 PROXY STATEMENT

                               GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Ohio State Bancshares, Inc. ("Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of shareholders to be held on April 20, 2000, at the main office of the Company located at 111 S. Main Street, Marion, Ohio, 43302, at 5:00 p.m. (the "Meeting"). The enclosed proxy is solicited by the Board of Directors of the Company, at the Company's expense. This Proxy Statement and the enclosed form of proxy are first sent or delivered to the Company's shareholders on or about March 31, 2000.

     All shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are exercised at the Meeting by filing a written notice with the Secretary of the Company or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the Meeting. A written notice of revocation of a proxy should be sent to the Secretary of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the Meeting and does not wish to have his proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in accordance with the judgment of the Board of Directors of the Company on any other matters which may properly come before the Meeting.

                                VOTING SECURITIES

     Shareholders of record as of the close of business on February 23, 2000, are entitled to one vote for each share then held. As of February 23, 2000, the Company had 146,000 shares of common stock issued, outstanding and entitled to vote. Shareholders are entitled to one vote for each share of common stock owned as of the record date and have the right, subject to the requirements of advance notice to the Company as provided by law, to vote cumulatively in the election of directors. Cumulative voting permits a shareholder to multiply the number of shares held by the number of directors to be elected, and cast those votes for one candidate or spread those votes among several candidates as he or she deems appropriate.

                                VOTING SECURITIES

     A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The four nominees for director who receive the largest number of votes cast "For" will be elected as directors if a quorum is present. Shares represented at the Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

            ELECTION OF DIRECTORS AND SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The Company's Board of Directors is presently composed of 11 members, approximately one-third of whom stand for election each year. The nominees for election will stand for election to a three-year term expiring at the Annual Shareholder's meeting in 2003. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

     As of February 23, 2000, the following persons were known to the Company to be beneficial owners of more than five percent of the Company's Common Stock.

                                                   Amount and Nature of
         Name of Beneficial Owner                  Beneficial Ownership                   Percent of Class
         ------------------------                  --------------------                   ----------------

            Theodore L. Graham                            9,092(1)                              6.22%
     c/o Ohio State Bancshares, Inc.
            111 S. Main Street
             Marion, OH 43302
            Thurman R. Mathews                           12,247(2)                              8.39%
     c/o Ohio State Bancshares, Inc.
            111 S. Main Street
             Marion, OH 43302
             Peter B. Miller                              7,957(3)                              5.45%
     c/o Ohio State Bancshares, Inc.
            111 S. Main Street
             Marion, OH 43302

     (1) Includes 8,852 shares owned by partnership of which Mr. Graham is a general partner.
     (2) Includes 11,717 shares owned by spouse.
     (3) Includes 7,897 shares owned jointly with spouse.

     The following table sets forth for each of the nominees and for each director continuing in office, name, age (as of February 23, 2000), principal occupation(s) during the past five years, the year they first became a director, year of expiration of the proposed or current term as a director, and the number of shares of the Company beneficially owned by such person.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.

===========================================================================================================================

                                                         Class II
                                        Continuing Directors (Term to Expire 2002)
                                        ------------------------------------------

                                                                                               Shares of
                                                                                             Company Stock
                                                                                             Beneficially
                                                                              Director        Owned as of         % of
Name                        Age                  Occupation                    Since            2/23/00           Class
----                        ---                  ----------                    -----            -------           -----

Peter B. Miller                   President, Pete Miller, Inc.                  1997             7,957(8)         5.45%
                                  (roofing, heating, a/c business)
William H. Harris                 Banker, Ohio State Bancshares, Inc.*          1995             1,069(9)          .73
Gary E. Pendleton                 Banker, Ohio State Bancshares, Inc.           1990             1,263(10)         .87

===========================================================================================================================

                                                         Class III
                                              Nominees (Term to Expire 2003)
                                              ------------------------------

                                                                                               Shares of
                                                                                             Company Stock
                                                                                             Beneficially
                                                                              Director        Owned as of         % of
Name                        Age                  Occupation                    Since            2/23/00           Class
----                        ---                  ----------                    -----            -------           -----

                                  Managing Partner, Graham Investment           1991             9,092(4)         6.22%
Theodore L. Graham                Co. (warehousing and real estate
                                  development)
Lois J. Fisher                    Owner, Harding Motor Lodge                    1994               660(5)          .45%
                                  Marion, Ohio (motel)
Thurman R. Mathews                Owner, Mathews, Kennedy Ford Lincoln          1994            12,247(6)         8.39%
                                  Mercury, Marion, Ohio
Fred K. White                     Division Manager, Ohio Edison                 1994               362(7)          .25%
                                  (electric utility company)

===========================================================================================================================

                                                          Class I

                                        Continuing Directors (Term to Expire 2001)
                                        ------------------------------------------

                                                                                               Shares of
                                                                                             Company Stock
                                                                                             Beneficially
                                                                              Director        Owned as of         % of
Name                        Age                  Occupation                    Since            2/23/00           Class
----                        ---                  ----------                    -----            -------           -----


                                      Director of Real Estate, Lodge            1988               600             .41%
Samuel J. Birnbaum                    Keeper, Inc. (hotel management)

Lloyd L. Johnston                     President, Johnston Supply Co.            1989             5,239(2)         3.59%
                                      (wholesale plumbing supply)

F. Winton Lackey                      Owner, Mid Ohio Packaging Co.             1995             2,687(1)         1.84%

John D. Owens                         Retired Owner, Owens Electric             1994               680(3)          .47%

===========================================================================================================================
Executive Officers and Directors as a Group (12 Persons)                                        41,956           28.74%
===========================================================================================================================

 (1) Includes 902 shares owned jointly with spouse.
 (2) Includes 4,739 shares owned by a controlled company and 100 shares owned by spouse.
 (3) Includes 240 shares owned by spouse.
 (4) Includes 8,852 shares owned by partnership of which Mr. Graham is a general partner.
 (5) Includes 500 shares held in a trust of which Ms. Fisher is the Trustee.
 (6) Includes 11,717 shares owned by spouse.
 (7) Includes 362 shares owned by Fred K. White Living Trust.
 (8) Includes 7,897 shares held jointly with spouse.
 (9) Includes 20 shares jointly owned by spouse, and 989 IRA FBO William H. Harris, DLJSC Custodian.
(10) Includes 300 shares owned jointly with spouse.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's sole business activity is the operation of its subsidiary banking operation, The Marion Bank, hereinafter referred sometimes individually as "Bank" or collectively with the Company as "Company." The Boards of Directors of the Bank and the Company are comprised of the same persons at the present time. Disclosure of information regarding committees is therefore presented for both the Company and the Bank.

     The Board of Directors of the Company conducts its business through meetings of the Board. During the fiscal year ended December 31, 1999, the Board of Directors of the Company held a total of fourteen (14) regular and special meetings. Each director of the Company attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period, with the exception F. Winton Lackey, who attended 50% of such meetings; Lloyd L. Johnston, who attended 53% of such meetings; and Peter B. Miller, who attended 70% of such meetings.

     The following table describes the standing committees of the Board of Directors and identifies the directors serving on each committee as of December 31, 1999. The chairman of each committee is designated by an asterisk (*).

                                                                                Number of
   Board                                                                        Meetings             Directors
 Committee                                  Function                            Held-1999             Serving
 ---------                                  --------                            ---------             -------

Executive(1)          Has all powers of full board except as delegated to           12         Mathews         Graham
                      other committees.  Subjects reviewed include:                            Johnston        White
                      compensation, corporate decisions, planning,                             Pendleton*
                      nominating decisions, EDP review.


Loan                  Approves new commercial, consumer, and real estate            10         Miller          Birnbaum
                      loans up to $200,000.                                                    Fisher          Owens
                                                                                               Lackey          Harris
                                                                                               Pendleton*

Loan Review           Monitors loan portfolio quality by reviewing and               4         Birnbaum        Graham
                      grading existing loans and establishing loan loss                        Johnston*       White
                      reserves.  Recommends revisions to Loan Policy.                          Pendleton

Audit                 Superintends the yearly Directors Examination and              3         Miller          Fisher
                      Audit of the Company and monitors follow-through on                      Mathews         Owens
                      any corrective measures deemed necessary.  All                           White*
                      serving must be outside directors.


        (1)The Nominating Committee is made up of the Executive Committee members. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. The Executive Committee acting in its capacity as the Nominating Committee held one meeting during fiscal 1999.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The Company is required to provide certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and the four highest paid executive officers whose base salary and bonus exceeded $100,000, for the fiscal years ended December 31, 1999, 1998, and 1997. As applied to the Company, the Company's Chief Executive Officer's compensation is required to be disclosed as follows:


                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION


                                                                          Other Annual             All Other
Name/Position                    Year   Salary($)       Bonus($)       Compensation ($)(1)     Compensation($)(2)
------------------------------------------------------------------------------------------------------------------
GARY E. PENDLETON                1999      82,500         37,310             13,422                 8,113
President, Ohio State            1998      80,000         33,470             13,971                 7,596
Bancshares, Inc.                 1997      77,500         26,825                                   13,238

(1)Includes payments for use of an automobile, memberships in various clubs, which are used primarily for Company business, as well as premiums on certain specified life insurance benefits.
(2)Includes compensation for attendance at Board meetings while serving as a Director, and the Company's 401(k) plan matching amount.

                           CHANGE OF CONTROL AGREEMENT

         Although the Company has no formal written employment contracts, Mr. Pendleton, President and Chief Executive Officer has entered into a "Severance Agreement Due to Change of Control of Ohio State Bancshares, Inc." (the "Change of Control Agreement") with the Company dated August 7, 1991 and amended February 5, 1993. The Change of Control Agreement provides for a payment to Mr. Pendleton of an amount equal to two (2) times his average annual salary during the last five years upon the occurrence of a "Change of Control of the Company. In addition, like payments would be made in the case of an executive's voluntary termination for "good cause" as defined in the Change of Control Agreements including a change in the executive's status, title, position, salary, relocation of the Company's principal executive offices outside a 35 mile radius of Marion or failure to provide comparable benefits to those currently provided. The Change of Control Agreement also provides for the payment of any legal fees by the executive in order to enforce such Change of Control Agreement. Notwithstanding other provisions of the Change of Control Agreement, a termination of the employee "for cause" as defined in the Change of Control Agreement, would not result in the triggering of the severance or termination benefits under the Change of Control Agreement.

         Change of Control of the Company is defined in the Change of Control Agreement to mean: (i) the acquisition by a person or persons acting in concert with the power to vote 33 percent or more of a class of the Company's voting securities; or (ii) during any period of two (2) consecutive years during the term of the Change of Control Agreements, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease for any reason to constitute at least a majority of the Board, if in the instance mentioned in subparagraphs (i) or (ii), the employment of one of the executives is terminated involuntarily within one year of such change of control.

                          SUPPLEMENTAL RETIREMENT PLAN

         During 1996, the Corporation entered into Executive Indexed Salary Continuation Plan (Supplemental Plan) with Mr. Pendleton. The purpose of the Supplemental Plan is to supplement Mr. Pendleton's retirement income. Pursuant to the terms of the Supplemental Plan, annually the Company will accrue a nonqualified pension benefit for the benefit of Mr. Pendleton in an amount equal to the excess return earned on a Company-owned insurance product (the "Policy") over the Bank's average after tax cost of funds expense as reported for the third quarter of each year. At Mr. Pendleton's retirement, he will be entitled to receive the accrued deferred benefits in a lump sum cash payment or on an annuity basis. It is impossible to predict the future value of such deferred compensation due to the uncertainty of the future Policy yield. The Policy is currently valued at $353,894 upon which a guaranteed rate of 4% is called for under its terms. For 1999 the Company accrued expenses of $15,000 under the terms of this plan for the benefit of Mr. Pendleton. The benefits accrued under the Supplemental Plan are subject to a vesting schedule except in the case of death, disability or a change of control of the Company.

         In addition, contemporaneously with the adoption of the Supplemental Plan, the Company and Mr. Pendleton entered into a Split Dollar Life Insurance Agreement which provides for the payment, to Mr. Pendleton's beneficiaries, of 80% of the net-at-risk insurance portion of an insurance policy purchased by the Company in connection with the establishment of the Supplemental Plan. As of December 31, 1996, this Split Dollar Life Insurance Agreement would have provided a death benefit of $924,098 to Mr. Pendleton's beneficiaries. The Company purchased life insurance for the purpose of funding its obligations under the Supplemental Plan in the event of Mr. Pendleton's death and as an investment vehicle designed to fund the payments to Mr. Pendleton at retirement

                             DIRECTORS' COMPENSATION

         Directors are paid $300 per month and $100 per month is retained and paid at year end provided Board attendance is not less than 75%. The Chairman of the Board receives $350 per month and $125 per month is retained and paid at year end provide Board attendance is not less than 75%.

                              CERTAIN TRANSACTIONS

         Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had transactions with the Company (through The Marion Bank) in the ordinary course of the Company's business in 1999. These transactions consisted of extensions of credit in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. In the opinion of management of the Company and its subsidiaries, these transactions do not involve more than normal risk of collectibility or present other unfavorable features.

         The Company, through its subsidiary, expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.

                              SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Crowe, Chizek and Company LLP, independent public accountants, to serve as auditors for the current fiscal year.

         Representatives of Crowe, Chizek and Company LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company or written representations that no Form 5s, (Annual Statement of Beneficial Ownership of Securities) were required, the Company believes that during 1999 all Section 16(a) filing requirements applicable to its Officers and Directors were satisfied, except for the late filing of a single Form 4 by both Mr. Mathews and Mr. Graham. The Company has no shareholders who are ten percent beneficial owners.

                              SHAREHOLDER PROPOSALS

         If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting to be held in 2001, the proposal must be received by the Secretary at the principal executive offices of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302, prior to the close of business on December 3, 2000. On any other proposal raised by a shareholder for the next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgement of the Board of Directors of the Company, and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than January 30, 2001.

         The Company's Bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting, it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting, and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Bylaws. Any shareholder who wishes to take such action should obtain a copy of those Bylaws and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 1999 report filed with the Securities and Exchange Commission, on Form 10-KSB, is available without charge to shareholders. Address all requests, in writing, for this document to Mr. Gary Pendleton, President, Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302.



                                         By Order of the Board of Directors of
                                         Ohio State Bancshares, Inc.



                                         Gary Pendleton, President

                                                     PROXY FOR ANNUAL MEETING OF
                                                     OHIO STATE BANCSHARES, INC.
                                                            MARION, OHIO

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Ohio State Bancshares, Inc., Marion, Ohio, do hereby nominate, constitute, and appoint William Harris, John D. Owens, Sam Birnbaum, F. Winton Lackey, or any one of them (with full power of substitution for me and in my name, place and stead) to vote, including the right to vote cumulatively, all the common stock of said Company, standing in my name on its books on February 23, 2000, at the Annual Meeting of its shareholders to be held at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, on April 20, 2000 at 5:00 p.m. (local time), or any adjournments thereof with all the powers the undersigned would possess if personally present as follows:

1.       To elect four (4) members of Class III (term to expire 2003) to the Board of Directors.

                         Theodore L. Graham
                         Lois J. Fisher
                         Thurman R. Mathews
                         Fred K. White

               For All Nominees             Withhold Authority to Vote For all Nominees                 INSTRUCTIONS:
      (Except as marked to the contrary)                                                    To withhold  authority to vote for any
                                                                                            individual director(s),  strike a line
                     |_|                                        |_|                         through the nominee's name.


2.       To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE ABOVE NOMINEES UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID
MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED
PROXIES WILL BE VOTED AS DIRECTED.

The Board of Directors recommends a vote "FOR" the the directors nominated by the Board of Directors. THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.


                          -----------------------------------------------------------------------------------
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                          -----------------------------------------------------------------------------------



-----------------------------------------------------                         -------------------------------------
                (STOCKHOLDER SIGNATURE)                                                        (DATE)


-----------------------------------------------------                         -------------------------------------
                (STOCKHOLDER SIGNATURE)                                                        (DATE)


Please Print Name
                 ---------------------------------------------------------------

Please Print Number of Shares
                             ---------------------------------------------------

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD
SIGN. ALL JOINT OWNERS MUST SIGN.)

     PLEASE SIGN AND RETURN IMMEDIATELY IN THE ENCLOSED POSTPAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.